Financial Instruments	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Financial Instruments	Financial Instruments
The Company may elect to measure financial instruments and certain other items at fair value. This fair value option would be applied on an instrument-by-instrument basis with changes in fair value reported in earnings. The election can be made at the acquisition of an eligible financial asset, financial liability, or firm commitment, or when certain specified reconsideration events occur. The fair value election may not be revoked once made. The Company did not elect the fair value measurement option for eligible items.
Fair-Value Hierarchy
The hierarchy of valuation techniques for financial instruments is based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions. These two types of inputs have created the following fair-value hierarchy:
Level 1—Quoted prices for identical instruments in active markets.
Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.
Level 3—Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
This hierarchy requires the use of observable market data when available.
Determination of Fair Value
When available, the Company uses quoted market prices to determine fair value and classifies such items as Level 1. In some cases where a market price is not available, the Company will make use of observable market-based inputs to calculate fair value, in which case the items are classified as Level 2.
If quoted or observable market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters such as interest rates, currency rates, or yield curves. Items valued using such internally generated valuation techniques are classified according to the lowest level input or value driver that is significant to the valuation. Thus, an item may be classified as Level 3 even though there may be some significant inputs that are readily observable.
The following section describes the valuation methodologies used by the Company to measure various financial instruments at fair value, including an indication of the level in the fair value hierarchy in which each instrument is generally classified. Where appropriate, the description includes details of the valuation models and the key inputs to those models as well as any significant assumptions.
Derivatives
CNH Industrial utilizes derivative instruments to mitigate its exposure to interest rate and foreign currency exposures. Derivatives used as hedges are effective at reducing the risk associated with the exposure being hedged and are designated as a hedge at the inception of the derivative contract. CNH Industrial does not hold or enter into derivatives or other financial instruments for speculative purposes. The credit and market risk related to derivatives is reduced through diversification among various counterparties, utilizing mandatory termination clauses and/or collateral support agreements. Derivative instruments are generally classified as Level 2 in the fair value hierarchy. The cash flows underlying all derivative contracts were recorded in operating activities in the consolidated statements of cash flows.
Foreign Exchange Derivatives
CNH Industrial has entered into foreign exchange forward contracts and swaps in order to manage and preserve the economic value of cash flows in a currency different from the functional currency of the relevant legal entity. CNH Industrial conducts its business on a global basis in a wide variety of foreign currencies and hedges foreign currency exposures arising from various receivables, liabilities and expected inventory purchases and sales. Derivative instruments utilized to hedge the foreign currency risk associated with anticipated inventory purchases and sales in foreign currencies are designated as cash flow hedges. Gains and losses on these instruments are deferred in accumulated other comprehensive income (loss) and recognized in earnings when the related transaction occurs. The maturity of these instruments does not exceed 24 months and the after-tax gains (losses) deferred in accumulated other comprehensive income (loss) that will be recognized in net sales and cost of goods sold over the next twelve months assuming foreign exchange rates remain unchanged is approximately $(25) million. If a derivative instrument is terminated because the hedge relationship is no longer effective or because the hedged item is a forecasted transaction that is no longer determined to be probable, the cumulative amount recorded in accumulated other comprehensive income (loss) is recognized immediately in earnings. Such amounts were insignificant in all periods presented.
CNH Industrial also uses forwards and swaps to hedge certain assets and liabilities denominated in foreign currencies. Such derivatives are considered economic hedges and not designated as hedging instruments. The changes in the fair values of these instruments are recognized directly in income in “Other, net” and are expected to offset the foreign exchange gains or losses on the exposures being managed.
All of CNH Industrial’s foreign exchange derivatives are considered Level 2 as the fair value is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH Industrial’s foreign exchange derivatives was $8.2 billion and $6.3 billion at December 31, 2021 and 2020, respectively.
Interest Rate Derivatives
CNH Industrial has entered into interest rate derivatives (swaps and caps) in order to manage interest rate exposures arising in the normal course of business. Interest rate derivatives that have been designated as cash flow hedges are being used by the Company to mitigate the risk of rising interest rates related to existing debt and anticipated issuance of fixed-rate debt in future periods. Gains and losses on these instruments, are deferred in accumulated other comprehensive income (loss) and recognized in interest expense over the period in which CNH Industrial recognizes interest expense on the related debt. The after-tax gains (losses) deferred in accumulated other comprehensive income (loss) that will be recognized in interest expense over the next twelve months is insignificant.
Interest rate derivatives that have been designated as fair value hedge relationships have been used by CNH Industrial to mitigate the volatility in the fair value of existing fixed rate bonds and medium-term notes due to changes in floating interest rate benchmarks. Gains and losses on these instruments are recorded in “Interest expense” in the period in which they occur and an offsetting gain or loss is also reflected in “Interest expense” based on changes in the fair value of the debt instrument being hedged due to changes in floating interest rate benchmarks.
CNH Industrial also enters into offsetting interest rate derivatives with substantially similar terms that are not designated as hedging instruments to mitigate interest rate risk related to CNH Industrial’s committed asset-backed facilities. Unrealized and realized gains and losses resulting from fair value changes in these instruments are recognized directly in income. These facilities require CNH Industrial to enter into interest rate derivatives. To ensure that these transactions do not result in the Company being exposed to this risk, CNH Industrial enters into a compensating position. Net gains and losses on these instruments were insignificant for the years ending December 31, 2021, 2020, and 2019.
All of CNH Industrial’s interest rate derivatives outstanding as of December 31, 2021 and 2020 are considered Level 2. The fair market value of these derivatives is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH Industrial’s interest rate derivatives was approximately $6.4 billion and $7.5 billion at December 31, 2021 and 2020, respectively.
As a result of the reform and replacement of specific benchmark interest rates, uncertainty remains regarding the timing and exact nature of those changes. At December 31, 2021, the notional amount of hedging instruments that could be affected by the reform of benchmark interest rates is $1.2 billion, of which $1.2 billion and $0 billion relate to the Off Highway business and On Highway business, respectively.
In the twelve months ended December 31, 2021, the COVID-19 pandemic significantly impacted the economic environment. With regard to hedge accounting, the Company continues to monitor significant developments in order to assess the potential future impacts of the COVID-19 pandemic on the hedging relationships in place and to update its estimates concerning whether forecasted transactions can still be considered probable of occurring.
Financial Statement Impact of CNH Industrial Derivatives
The following table summarizes the gross impact of changes in the fair value of derivatives designated as cash flow hedges on accumulated other comprehensive income (loss) and net income during the year ended December 31, 2021, December 31, 2020, and December 31, 2019 (in millions):

		Recognized in Net Income
For the Year Ended December 31,	Gain (Loss) Recognized in Accumulated Other Comprehensive Income	Classification of Gain (Loss)	Gain (Loss) Reclassified from Accumulated Other Comprehensive Income into Income
2021
Foreign exchange contracts	$(57)	Net sales	$2
		Cost of goods sold	(11)
		Other, net	(4)
		Interest expense, net	3
Interest rate contracts	49
Total	$(8)		$(10)
2020
Foreign exchange contracts	$96	Net sales	$(7)
		Cost of goods sold	31
		Other, net	6
		Interest expense, net	(5)
Interest rate contracts	(14)
Total	$82		$25
2019
Foreign exchange contracts	$(113)	Net sales	$—
		Cost of goods sold	(69)
		Other, net	(16)
		Interest expense, net	(8)
Interest rate contracts	(22)
Total	$(135)		$(93)
The following table summarizes the activity in accumulated other comprehensive income related to the derivatives held by the Company during the years ended December 31, 2021, December 31, 2020, and December 31, 2019:

(in millions)	Before-Tax Amount	Income Tax	After-Tax Amount
Accumulated derivative net losses as of December 31, 2020	$(5)	$(1)	$(6)
Net changes in fair value of derivatives	(8)	(12)	(20)
Net losses reclassified from accumulated other comprehensive income into income	10	(1)	9
Accumulated derivative net losses as of December 31, 2021	$(3)	$(14)	$(17)

(in millions)	Before-Tax Amount	Income Tax	After-Tax Amount
Accumulated derivative net losses as of December 31, 2019	$(62)	$8	$(54)
Net changes in fair value of derivatives	82	(8)	74
Net losses reclassified from accumulated other comprehensive income into income	(25)	(1)	(26)
Accumulated derivative net losses as of December 31, 2020	$(5)	$(1)	$(6)

(in millions)	Before-Tax Amount	Income Tax	After-Tax Amount
Accumulated derivative net losses as of December 31, 2018	$(20)	$(2)	$(22)
Net changes in fair value of derivatives	(135)	24	(111)
Net losses reclassified from accumulated other comprehensive income into income	93	(14)	79
Accumulated derivative net losses as of December 31, 2019	$(62)	$8	$(54)
The following tables summarize the impact of the changes in the fair value of fair value hedges and derivatives not designated as hedging instruments had on earnings for the year ended December 31, 2021, December 31, 2020, and December 31, 2019:

		For the Year Ended December 31,
(in millions)	Classification of Gain	2021	2020	2019
Fair Value Hedges
Interest rate derivatives	Interest expense	$(47)	$31	$31

Not Designated as Hedges
Foreign exchange contracts	Other, Net	$(78)	$86	$(73)
The fair values of CNH Industrial’s derivatives as of December 31, 2021 and December 31, 2020 in the consolidated balance sheets are recorded as follows:

	December 31, 2021		December 31, 2020
(in millions of dollars)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments under Subtopic 815-20
Interest rate contracts	Derivative assets	65	Derivative assets	77
Foreign currency contracts	Derivative assets	77	Derivative assets	67
Total derivative assets designated as hedging instruments		142		144
Interest rate contracts	Derivative liabilities	28	Derivative liabilities	46
Foreign currency contracts	Derivative liabilities	101	Derivative liabilities	62
Total derivative liabilities designated as hedging instruments		129		108
Derivatives not designated as hedging instruments under Subtopic 815-20
Interest rate contracts	Derivative assets	11	Derivative assets	—
Foreign currency contracts	Derivative assets	32	Derivative assets	16
Total derivative assets not designated as hedging instruments		43		16
Interest rate contracts	Derivative liabilities	12	Derivative liabilities	—
Foreign currency contracts	Derivative liabilities	35	Derivative liabilities	31
Total derivative liabilities not designated as hedging instruments		47		31
Items Measured at Fair Value on a Recurring Basis
The following tables present for each of the fair-value hierarchy levels the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2021 and December 31, 2020:

	Level 1		Level 2		Total
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(in millions)
Assets
Foreign exchange derivatives	$—	$—	$109	$83	$109	$83
Interest rate derivatives	—	—	76	77	76	77
Investments at fair value through profit & loss	254	392	—	—	254	392
Total Assets	$254	$392	$185	$160	$439	$552
Liabilities
Foreign exchange derivatives	$—	$—	$136	$93	$136	$93
Interest rate derivatives	—	—	40	46	40	46
Total Liabilities	$—	$—	$176	$139	$176	$139
The line item “Investments at fair value through profit & loss” includes the fair value of the approximate 6.5% investment held by CNH Industrial in Nikola Corporation ("Nikola"), made in the context of the strategic partnership with Nikola to industrialize fuel-cell and battery electric Heavy-Duty trucks. During the second quarter of 2020, Nikola completed a business combination with VectoIQ Acquisition Corp., a publicly-traded special purpose acquisition company. Under the terms and conditions of the business combination, the former shareholders of Nikola received 1.901 shares of VectoIQ for every one share held in Nikola and became shareholders of VectoIQ, which, in turn, changed its name to “Nikola Corporation”. The combined company's shares continued to list on NASDAQ under the new ticker symbol “NKLA”. Before the completion of the business combination, CNH Industrial increased its investment in Nikola, that was accounted for using the cost method in the absence of a readily determinable fair value, to $250 million. The market price of Nikola shares as of December 31, 2021 was $9.87, determining a value of $254 million for the 25,661,448 shares held by CNH Industrial through its fully-owned subsidiary Iveco S.p.A. As a consequence, for the year ended December 31, 2021, the Company recorded a pre-tax loss of $138 million ($136 million after tax) from the remeasurement at fair value of the investment in Nikola, recorded in the line item “Other, net”.
Items Measured at Fair Value on a Non-Recurring Basis
During the second quarter of 2020, the Company recorded property and equipment impairments of $163 million related to Agriculture ($111 million), Construction ($45 million) and Commercial and Specialty Vehicles ($7 million). The impairments are the result of declines in forecasted performance that indicated it was probable that the future cash flows would not cover the carrying amount of assets used in manufacturing equipment of the respective segments. In addition, the Company recorded impairments to certain dealer network and software intangible assets in 2020. See Note 9 for further details.
The following tables present the fair value for nonrecurring Level 3 measurements from impairments as of December 31, 2021 and 2020:

	Fair Value		Losses
	2021	2020	2021	2020
	(in millions)
Property, plant and equipment	$—	$107	$—	$163
Other intangible assets	$—	$—	$—	$92

The following is a description of the valuation methodologies the Company uses to non-monetary assets at fair value:
Property, plant, and equipment, net: The impairments are measured at the lower of the carrying amount, or fair value. The valuations were based on a cost approach. The inputs include replacement cost estimates adjusted for physical deterioration and economic obsolescence.
Other intangible assets, net: The impairments are measured at the lower of the carrying amount or fair value. The valuations were based on the income approach (discounted cash flows). The inputs include estimates of future cash flows.
Fair Value of Other Financial Instruments
The carrying value of cash and cash equivalents, restricted cash, trade accounts receivable and accounts payable included in the consolidated balance sheets approximates its fair value.
Financial Instruments Not Carried at Fair Value
The estimated fair market values of financial instruments not carried at fair value in the consolidated balance sheets as of December 31, 2021 and 2020 are as follows:

	December 31, 2021		December 31, 2020
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Financing receivables	$18,662	$18,897	$18,457	$18,726
Debt	$23,745	$23,939	$26,053	$26,630
Financing Receivables
The fair value of financing receivables is based on the discounted values of their related cash flows at current market interest rates and they are classified as a Level 3 fair value measurement.
Debt
All debt is classified as a Level 2 fair value measurement with the exception of bonds issued by CNH Industrial Finance Europe S.A. and bonds issued by CNH Industrial N.V. that are classified as a Level 1 fair value measurement.